                                                                EXHIBIT 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint SUSAN SCHMIDT BIES, JAMES F. KEEN, and CLYDE A. BILLINGS, JR., jointly and each of them severally, his or her true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934, by First Tennessee National Corporation ("Corporation") and, further, to execute and sign any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission , granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                   Title                               Date
         ---------                                   -----                               ----
Ronald Terry                               Chairman of Board and Chief               March 4, 1994
- --------------------------------           Executive Officer & Director
Ronald Terry                               (principal executive officer)



Susan Schmidt Bies                         Executive Vice President                  March 4, 1994
- --------------------------------           and Chief Financial Officer
Susan Schmidt Bies                         (principal financial officer)



James F. Keen                              Senior Vice President and                 March 4, 1994
- --------------------------------           Controller (principal
James F. Keen                              accounting officer)



Jack A. Belz                               Director                                  March 4, 1994
- --------------------------------
Jack A. Belz



Robert C. Blattberg                        Director                                  March 4, 1994
- --------------------------------
Robert C. Blattberg



John Hull Dobbs                            Director                                  March 4, 1994
- --------------------------------
John Hull Dobbs



Ralph Horn                                 Director                                  March 4, 1994
- --------------------------------
Ralph Horn

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
                                           Director                                  March    , 1994
- --------------------------------                                                           ---
J. R. Hyde, III



                                            Director                                 March    , 1994
- --------------------------------                                                           ---
Joseph Orgill, III




Cameron E. Perry                            Director                                 March 4, 1994
- --------------------------------
Cameron E. Perry



Richard E. Ray                              Director                                 March 4, 1994
- --------------------------------
Richard E. Ray



Vicki G. Roman                               Director                                March 4, 1994
- --------------------------------
Vicki G. Roman



Michael D. Rose                              Director                                March 4, 1994
- --------------------------------
Michael D. Rose



William B. Sansom                            Director                                March 4, 1994
- --------------------------------
William B. Sansom



Gordon P. Street, Jr.                        Director                                March 4, 1994
- --------------------------------
Gordon P. Street, Jr.



Norfleet R. Turner                           Director                                March 4, 1994
- --------------------------------
Norfleet R. Turner





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